UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2020

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Liberty Street, 41st Floor
New York, New York 10005
(212) 859-7000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
6.50% Series D Mandatory Convertible Preferred Stock, $1.00 Par Value	AIZP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition

On May 5, 2020, Assurant, Inc. (the "Company" or "our") issued a news release announcing its financial results for the quarter ended March 31, 2020. The text of the news release, attached hereto as Exhibit 99.1, is incorporated by reference into this Item 2.02. The news release is furnished and not filed pursuant to General Instruction B.2 to Form 8-K.

Item 8.01    Other Events

The following risk factor supplements the risk factors described under the heading "Item 1A. Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the "Form 10-K"). The following risk factor should be read together with the risk factors set forth in the Form 10-K.

The COVID-19 pandemic and measures taken in response thereto may adversely affect our business, results of operations and financial condition.

We are closely monitoring developments related to the COVID-19 pandemic to assess its impact on our business, results of operations and financial condition. While still evolving, the COVID-19 pandemic has caused significant global economic and financial market disruption, resulting in increased financial market volatility, business and operational challenges such as the temporary closures of businesses, and diminished expectations for the economy and the financial markets.

Toward the end of first quarter 2020 and into the second quarter of 2020, the pandemic began to impact each of our operating segments and may continue to impact our businesses if similar conditions persist or worsen. As a result of the COVID-19 pandemic, we have faced, and may continue to face, reduced demand for our products and services, including as a result of client store closures or changes to consumer behavior, such as the deferral of purchases of cars or new phones and of moving. As the COVID-19 pandemic continues, our results of operations and financial condition may also be adversely affected by: our current offer to, or in some states requirement to, allow customers to defer premium payments on certain of our products; clients underperforming expectations or experiencing financial distress; customers experiencing difficulty paying premiums or cancelling coverages; a rise in claims on certain specialized insurance products; an increase in the number of fraudulent insurance claims; higher mortality rates in the preneed business; and foreign exchange rate fluctuations. In addition, reinsurers may experience financial distress, the cost of reinsurance to us could increase and we may encounter decreased availability of such reinsurance. Furthermore, if the pandemic continues to create disruption in the credit or financial markets, or if it impacts our credit ratings, it could adversely affect our ability to access capital on favorable terms or at all.

Our investment portfolio (and, specifically, the valuations and cash flows of investments we hold) has been, and may continue to be, adversely affected as a result of market developments from the COVID-19 pandemic and uncertainty regarding its outcome, including changes in interest rates, reduced liquidity or a recession or continued slowdown in the U.S. or in global economic conditions. The COVID-19 pandemic could result in an impairment in value of our tangible or other intangible assets. In addition, decreases in observable market activity or the unavailability of information arising from the spread of COVID-19 may restrict our access to key inputs used to derive certain estimates and assumptions made in connection with financial reporting or otherwise, including estimates and changes in long-term macro-economic assumptions relating to accounting for current expected credit losses (commonly referred to as “CECL”). Restricted access to such inputs may make our financial statement balances and estimates and assumptions subject to greater variability and subjectivity.

From an operational perspective, our employees, our clients and their customers, and vendors and other third parties with whom we work, have been, and may continue to be, adversely affected by the COVID-19 pandemic and efforts to mitigate its spread. Currently, the vast majority of our global workforce is working remotely, which increases cybersecurity risk and may adversely affect our internal controls over financial reporting. Some of our vendors that provide services to our clients may experience challenges with working remotely, which may impact service standards. In addition, we have invested a significant amount of time and resources across the enterprise to mitigate the impact of the COVID-19 pandemic on our business. We also face the risk that some of our facilities may close for periods of time or that significant portions of our workforce, including key personnel, may be unable to work effectively or at all because of illness and measures put in place to safeguard employee safety, such as additional leave. An extended period of such conditions could strain our business continuity plans and introduce additional operational risk, including cybersecurity and fraud risks. Measures we take may also subject us to litigation.

At this time, it is not possible to estimate how long it will take to halt the spread of the virus or the longer term-effects that the COVID-19 pandemic could have on the economy or our business. The extent to which the COVID-19 pandemic impacts our business, results of operations or financial condition will depend on future developments which are highly uncertain and difficult to predict, including the severity and duration of the pandemic, and the actions taken by government authorities and other third parties to contain or address its impact. We also cannot predict how legal and regulatory responses to concerns about the COVID-19 pandemic and related public health issues will impact our business, including the possibility of a mandated extension of business interruption or other insurance coverage beyond our policy language, or additional regulatory restrictions on our insurance subsidiaries’ ability to pay us dividends. Even after the COVID-19 outbreak has subsided, we may experience or continue to experience materially adverse impacts to our business as a result of the pandemic’s global economic impact.

For additional information on risks we face relating to epidemics and pandemics such as COVID-19, see “ - General economic, financial market and political conditions and conditions in the markets in which we operate may materially adversely affect our results of operations and financial condition,” “ - Our inability to successfully recover should we experience a business continuity event could have a material adverse effect on our business, financial condition and results of operations” and “ - We could incur significant liability if our information systems or those of third parties are breached or we or third parties otherwise fail to protect the security of data residing on our respective systems, which could adversely affect our business and results of operations”, each in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Item 9.01    Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Exhibit

99.1	News Release, dated May 5, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: May 5, 2020	By:	/s/ Mariana Wisk
Mariana Wisk
Vice President, Corporate Counsel and Interim Secretary